UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2015

Aceto Corporation

(Exact Name of Registrant as Specified in its Charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tri Harbor Court, Port Washington, NY 11050
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (516) 627-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, 2015, Aceto Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). The matters voted on at the Meeting were: the election of directors, approval of an amendment of the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock, approval of an advisory vote on executive compensation, approval of the Aceto Corporation 2015 Equity Participation Plan and the ratification of the appointment of the Company’s independent registered public accounting firm. The final voting results were as follows:

1.	The election of nominees Albert L. Eilender, Salvatore Guccione, Hans C. Noetzli, William N. Britton, Natasha Giordano, Alan G. Levin and Dr. Daniel B. Yarosh as directors of the Company to hold office until the next annual meeting of stockholders and until their successors shall be elected.

The votes were cast with respect to this matter as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Albert L. Eilender	23,952,086	249,875	2,909,061
Salvatore Guccione	23,958,104	243,857	2,909,061
Hans C. Noetzli	23,947,722	254,239	2,909,061
William N. Britton	23,973,539	228,422	2,909,061
Natasha Giordano	23,985,470	216,491	2,909,061
Alan G. Levin	23,992,350	209,611	2,909,061
Dr. Daniel B. Yarosh	23,952,007	249,954	2,909,061

Each nominee was elected a director of the Company.

2.	Approval of the amendment of the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 40,000,000 shares to 75,000,000 shares.

The votes were cast with respect to this matter as follows:

FOR	AGAINST	ABSTAIN

25,438,541	1,633,939	38,542

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The amendment of the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock was approved.

3.	The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

23,226,840	852,747	122,374	2,909,061

4.	Approval of the Aceto Corporation 2015 Equity Participation Plan

The votes were cast with respect to this matter as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

22,189,500	1,908,345	104,116	2,909,061

The Aceto Corporation 2015 Equity Participation Plan was approved.

5.	The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2016 was approved based upon the following votes:

FOR	AGAINST	ABSTAIN

26,948,397	128,333	34,292

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Date: December 16, 2015	By:	/s/ Salvatore Guccione
Salvatore Guccione
President and Chief Executive Officer

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